SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ______________________



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE COMMISSION ACT OF 1934




Date of report (Date of earliest event reported)              February 11, 2003
                                                     ---------------------------



                       Southern Connecticut Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)

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
               Connecticut                               0-49784                           06-1594123
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(State or Other Jurisdiction of Incorporation)      (Commission File Number)          (IRS Employer Identification No.)



215 Church Street, New Haven, CT                                                          06510
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(Address of Principal Executive Offices)                                                (Zip Code)

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Registrant's telephone number, including area code             (203) 782-1100
                                                     ---------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Required FD Disclosure.

         Southern Connecticut Bancorp, Inc. ("Bancorp") is filing this 8-K in order to report the election of Michael M. Ciaburri as President and Chief Operating Officer ("COO") and a director of The Bank of Southern Connecticut ("Bank"), a wholly-owned subsidiary of Bancorp, effective February 11, 2003. Michael M. Ciaburri succeeds Joseph V. Ciaburri, who assumed the position of President of the Bank upon the departure of Gary D. Mullin, the former President and COO of the Bank, which departure was effective December 31, 2002. Joseph V. Ciaburri continues to serve as Chairman and Chief Executive Officer of Bancorp and the Bank.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         There are no financial statements, pro forma financial information or exhibits filed as part of this Form 8-K.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SOUTHERN CONNECTICUT BANCORP, INC.




                                     By   /s/ Joseph V. Ciaburri
                                          ----------------------
                                     Name: Joseph V. Ciaburri
                                     Title:  Chairman & Chief Executive Officer



Date:  March 10, 2003







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